Exhibit 99.1

Corporate Presentation May 2019 OTCQX: RGSE

2 Wind in Our Sails We reinvented America’s Original Solar Company (40 years) • Exclusive worldwide manufacturer of POWERHOUSE™ , an innovative and visually stunning in - roof solar shingle using technology developed by The Dow Chemical Company • UL and IEC certified third generation POWERHOUSE™ solar shingle • Redesigned for higher panel efficiency and a lower price to homeowner Moats around the business - patents Efficient business model • Contract manufacturing • Contract sales & installation Well - positioned to take advantage of government mandates • Starting in 2020 Solar will be required on new houses in California Growing a nationwide network of local roofers and EPC companies to sell and install • Marketing to Homebuilders RGS vs Tesla for ownership of solar shingle market Simple cap structure, no debt

3 Strong Supply Chain Partners Producing Now Solar Component • Top 10 Tier 1 solar cell & module manufacturer in China. • Current annual manufacturing capacity of over 8.6 gigawatts. Plastic Resin • One of the fastest growing multi - national thermoplastic resin distributors serving custom injection molders in North America. Base Plate Molder & Shingle Assembly • One of the nation’s top injection molders. Nationwide Distribution Partner • Providing cutting - edge 3PL services for POWERHOUSE™. • Including network optimization, warehousing, final packaging and distribution to all 50 states.

Right Product, Right Time

- POWERHOUSE™ has a competitive advantage with new construction and roof replacements projects

Demand	Addressable Annual Target Market	Our Target Customers
Reroof – Age[1]	~4,400,000	Local Roofer/EPC Solar Installer
Reroof – Insurance Claims[2]	~1,400,000	Local Roofer/EPC Solar Installer
New Homebuilder[3]	~1,100,000	Homebuilders
Total projects where POWERHOUSE™ is competitive:	**~6,900,000**	

- "Moats" Around the Business
  - Limited competition in the BIPV market space
  - Need for patents & manufacturing capability leads to high barriers of entry
  - Patented POWERHOUSE™ 3.0 solar shingles technology
  - Exclusively licensed to RGS until 2034
  - International patents



1) Q3 2017 US Bureau Estimated of total US housing units divided by 20 year average roof life, 2) ISO 2011 to 2015 Homeowner Losses Ranked by Claim Frequency, 3) US Census Bureau – Monthly New Residential Construction, March 2019)

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RGS' job now is to prove it in the field

Hypothetical examples of earnings per share at different levels of market penetration ***in future years***

	1 out of 1,200 Projects go with POWERHOUSE™	1 out of 600 Projects go with POWERHOUSE™	1 out of 300 Projects go with POWERHOUSE™	1 out of 150 Projects go with POWERHOUSE™	Company Capitalization	
POWERHOUSE™ annual revenue	$125,000,000	$250,000,000	$500,000,000	$1,000,000,000	Common Stock	~110,300,000
Anticipated gross profit percentage	31%	32%	33%	34%	Warrants	~27,300,000
POWERHOUSE™ gross profit	39,369,000	79,426,000	163,396,000	344,502,000	Stock Options	~1,300,000
Anticipated POWERHOUSE™ Division expenses	(3,636,000)	(7,777,000)	(14,782,000)	(25,706,000)	Fully Diluted Shares of Class A Common Stock	~138,900,000
POWERHOUSE™ license fee	(2,989,000)	(5,490,000)	(10,270,000)	(19,455,000)		
Corporate segment expenses	(6,100,000)	(6,300,000)	(6,500,000)	(6,800,000)		
Incentive compensation	(2,500,000)	(5,000,000)	(7,000,000)	(9,000,000)		
Pre-tax income	24,144,000	54,859,000	124,844,000	283,541,000		
Taxes @ 25%	(6,063,000)	(13,715,000)	(31,211,000)	(70,885,000)		
Hypothetical net income	$18,108,000	$41,144,000	$93,633,000	$212,656,000		
Hypothetical Fully Diluted Shares Outstanding:	138,900,000	138,900,000	138,900,000	138,900,000		
Hypothetical EPS	$0.13	$0.30	$0.67	$1.53		

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6 Commercialization Plans Customers Segments: Local Roofers EPC Solar Installers Custom Homebuilders Mass Market Homebuilders Equipment Distributors Currently the Company has a network of over 280 local roofers, EPC solar installers and homebuilders across 48 States

7 Value of Our Nationwide Roofer Network Currently the Company has a network of over 280 local roofers, EPC solar installers and homebuilders across 48 States Let’s say each year only 12 of their customers (or 4%) go with POWERHOUSE™ then: 1 system a month Annual number of one Roofer’s customers that go with POWERHOUSE™ 12 Annual number of current Roofer Network customers that go with POWERHOUSE™ 3,360 Potential annual POWERHOUSE™ revenue* $73,248,000 *Estimated based on 7.2kW POWERHOUSE™ system $21,800 average system price

Priced to Win

		Traditional Rack & Mount Solar	Tesla Solar Roof	RGS POWERHOUSE™ Solar Shingle
The Home:				
Square Footage of roof[1]		2,000	2,000	2,000
Roof size in Squares		20	20	20
9.8kW Solar System:				
Squares used by Solar System		0	20	9
Asphalt roof squares		20	0	11
Roof Costs:				
Cost for Homebuilder to Install Asphalt Roof[1]:		$10,069	$0	$5,538
Solar System:				
Tesla Solar Roof[2]			50,000	
Rack & Mount at per Watt cost of[5]	$3.56	34,888		
RGS POWERHOUSE™				
POWERHOUSE™ Kit at per watt cost of[4]	$3.03			29,694
Labor & Electrical BOS at per watt cost of[5]	$0.50			4,900
Design & Engineering at per watt cost of[5]	$0.15			1,470
Electrical Permit	$0.04			389
Interconnection	$0.05			467
Homebuilder's Total Cost of Roof & Solar Energy System		$44,957	$50,000	$42,458

(1) National Association of Homebuilder Special Study dated November 2, 2015, new construction cost of roofing for 2,800 square foot home; (2) Inverse, "Tesla Solar Roof: Elon Musk Reveals Version 3 Production Will Speed Up Soon", posted April 23, 2019; (3) Solar Reviews, "How much do solar panels cost to install for the average house in the US in 2019?", posted April 2019; (4) POWERHOUSE™ kit includes shingles, inverter, monitoring, freight and non-electrical balance-of-system; (5) pickmysolar.com, "The Cost of Solar", posted on October 21, 2016

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9 Recent Developments March 7, 2019 - Seeking Strategic Alternatives • “Over the past year, we made significant strides reinventing RGS Energy around the POWERHOUSE™ solar shingle that we believe will enable us to enjoy future growth and profitability. Acknowledging our previously stated view that it will require time, years in fact, to grow the POWERHOUSE™ brand and revenue streams, to ensure we are best positioned to address this opportunity with increased television advertising, services, access to customer bases, access to capital and the like, we believe now is an opportune time to consider whether pursuing complementary paths may enhance shareholder value.” March 29, 2019 - Exiting Mainland Residential EPC Business • “We announced earlier this month that we were exploring strategic alternatives focusing on maximizing shareholder value, and at this time have determined that we will exit our mainland residential solar EPC business, a large component of our annual cash outflow. We will retain two facets of our legacy solar EPC business that do not require material use of our cash, our small commercial business where our pipeline has grown considerably, and our Hawaii - based subsidiary Sunetric which has been growing sales.”

10 RGS in the News NAHB Announces Finalists for Best of IBS Awards Winner Best Green Building Product – RGS Energy Finalist Best Energy Efficient Product – RGS Energy - nahb.org , Jan 28, 2019 RGS Energy Revives Dow’s Solar Roof, Claiming Better Efficiency & Lower Costs “RGS' sales strategy is notable for what the company chose not to do itself. It designs and assembles the tiles in the U.S., but sources the solar components from manufacturing partners. “The arithmetic of savings for a new roof paired with solar tiles makes sense, in theory. RGS' job now is to prove it in the field. That's a tall order, based on the history of the market, but at least the field isn't very crowded.” - greentechmedia.com , Jan 25, 2019 Real Goods Solar Plows Ahead With Energy Plans “Real Goods Solar Inc. received a boost Wednesday on news the California Energy Commission approved the selling of its 3.0 solar shingle system in California, the nation's largest solar market” - thestreet.com , Jan 16, 2019 Powerhouse 3.0 Solar Shingles Head To The Roof ““May the best shingle prevail.” - Cleantechnica.com , Dec 28, 2018 Tesla and RGS set for solar roof tile market share battle in US “Having two companies being public listed with two competing products in one country should make things more interesting and hopefully transparent. We could all soon be watching the birth of a new mainstream solar market or the trial and tribulations of a niche play.” - pvtech.org , Nov 9, 2018

Contact Us RGS Energy Headquarters 110 16 th Street, Suite 300 Denver, CO 80202 Company Contact Tyler Clarke Director, Investor Relations Tel 303.222.8344 Investor Relations Contact Capital Market Access, LLC (CMA) Ron Both, Managing Partner Tel 949.432.7566 RGSE@cma.team 11 www.rgsenergy.com www.facebook.com/rgsenergy www.twitter.com/rgsenergy Disclaimer: Information on websites listed above is not incorporated by reference into this presentation.

Forward Looking Statements

This presentation contains forward-looking that involve risks and uncertainties, including statements regarding RGS Energy's results of operations and financial positions, and RGS Energy's business and financial strategies. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they provide RGS Energy's current beliefs, expectations, assumptions, forecasts, and hypothetical constructs about future events, and include statements regarding our future results of operations and financial position, business strategy, budgets, projected costs, plans and objectives of management for future operations. The words "plan," "future," "may," "will," "expect," "Potential," "hypothetical," believe and similar expressions as they relate to us are intended to identify such forward-looking statements.

Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Therefore, RGS Energy cautions you against relying on any of these forward-looking statements.

Key risks and uncertainties that may cause a change in any forward-looking statement or that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include: the ability to obtain requisite international product certification of POWERHOUSE™ 3.0; RGS Energy's ability to successfully commercialize POWERHOUSE™ 3.0 and achieve market share; RGS Energy's ability to satisfy the conditions and obligations under the POWERHOUSE™ 3.0 license agreement; RGS Energy's ability to manage supply chain in order to have production levels and pricing of the POWERHOUSE™ 3.0 shingles to be competitive; the ability of RGS Energy to successfully expand its operations and employees and realize profitable revenue growth from the sale and installation of POWERHOUSE™ 3.0, and to the extent, anticipated; RGS Energy's ability to realize revenue from sales of POWERHOUSE™ arising from the California Energy Commissions' mandate for solar systems with new home building commencing in 2020; RGS Energy's ability to realize revenue from written reservations for initial POWERHOUSE™ deliveries; RGS Energy's ability to obtain future purchase orders for POWERHOUSE™ deliveries; competition in the built-in photovoltaic solar system business; RGS Energy's ability to successfully and timely expand its POWERHOUSE™ 3.0 business outside of the United States; foreign exchange risks associated with the POWERHOUSE™ 3.0 business; intellectual property infringement claims and warranty claims related to the POWERHOUSE™ 3.0 business; the performance of the Solar Division; cost and availability of raw materials including the impact from changes in the price of oil and the foreign currency exchange rate for Chinese yuan; RGS Energy's ability to successfully implement its revenue growth strategy, achieve its target level of sales, generate cash flow from operations, and achieve break-even and better results; the adequacy of, and access to, capital necessary to implement its revenue growth strategy; whether RGS Energy will receive any proceeds from exercise of common stock warrants; rules, regulations and policies pertaining to electricity pricing and technical interconnection of customer-owned electricity generation such as net energy metering; the continuation and level of government and utility incentives for solar energy; changes in general economic, business and political conditions, including tariffs on imported solar cells and changes in the financial markets; the future price of RGS Energy's Class A common stock; and other risks and uncertainties included in the Company's filings with the Securities and Exchange Commission.

You should read the section entitled "Risk Factors" in our 2018 Annual Report on Form 10-K of which has been filed with the Securities and Exchange Commission, which identify certain of these and additional risks and uncertainties. Any forward-looking statements made by us in this presentation speak only as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license.

RGS Energy is the Company's registered trade name. The Company files periodic and other reports with the Securities and Exchange Commission under its official name "Real Goods Solar, Inc."

© Copyright 2019-2018 Real Goods Solar, Inc. All Rights Reserved.

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